MLP Investment Company

KYN Quarterly Report

February 29, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of February 29, 2016, we had total assets of $3.0 billion, net assets applicable to our common stock of $1.6 billion (net asset value of $14.40 per share), and 112.6 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of February 29, 2016, we held $2.8 billion in equity investments, no debt investments and $179 million of cash and cash equivalents.

Recent Events

On February 29, 2016, we entered into a new unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018 and a total commitment amount of $150 million. The Credit Facility replaces our $250 million unsecured revolving credit facility that was scheduled to mature on March 4, 2016.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 29, 2016.

Holding	Category	Amount ($ millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.	Midstream MLP	$460.6	16.7%
2. Energy Transfer Partners, L.P.	Midstream MLP	272.4	9.9
3. Williams Partners L.P.(1)	Midstream MLP	202.0	7.3
4. ONEOK Partners, L.P.	Midstream MLP	197.7	7.2
5. Plains All American Pipeline, L.P.	Midstream MLP	179.4	6.5
6. Buckeye Partners, L.P.	Midstream MLP	160.8	5.8
7. Magellan Midstream Partners, L.P.	Midstream MLP	155.7	5.6
8. Western Gas Partners, LP	Midstream MLP	146.0	5.3
9. DCP Midstream Partners, LP	Midstream MLP	124.5	4.5
10. MPLX LP	Midstream MLP	120.0	4.3

		$2,019.1	73.1%

(1)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). As of February 29, 2016, we owned $9.9 million of ETE and did not own any WMB shares.

Results of Operations — For the Three Months Ended February 29, 2016

Investment Income.    Investment income totaled $9.3 million for the quarter and consisted of net dividends and distributions on our investments. We received $77.2 million of dividends and distributions, of which $67.2 million was treated as return of capital and $0.7 million was treated as distributions in excess of cost basis.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

We also received $1.2 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $33.4 million, including $11.9 million of investment management fees, $14.7 million of interest expense, $5.8 million of preferred stock distributions and $1.0 million of other operating expenses. Interest expense includes $5.7 million of prepayment penalties and accelerated interest associated with unsecured notes (“Notes”) redemptions during the quarter and $1.1 million of non-cash amortization and write-off of debt issuance costs. Preferred stock distributions include $0.2 million of accelerated dividends associated with mandatory redeemable preferred stock (“MRP Shares”) redemptions during the quarter and $0.9 million of non-cash amortization and write-off of offering costs.

Net Investment Loss.    Our net investment loss totaled $17.3 million and included a current tax expense of $1.3 million and a deferred tax benefit of $8.1 million.

Net Realized Gains.    We had net realized gains from our investments of $73.5 million, consisting of realized gains of $115.7 million, $0.3 million of realized gains from option activity, a current tax benefit of $7.9 million and a deferred tax expense of $50.4 million.

Net Change in Unrealized Losses.    We had a net increase in our unrealized losses of $529.3 million. The net change consisted of a $835.7 million increase in our unrealized losses on investments and a deferred tax benefit of $306.4 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $473.1 million. This decrease was comprised of a net investment loss of $17.3 million, net realized gains of $73.5 million and a net increase in unrealized losses of $529.3 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 29, 2016
Distributions and Other Income from Investments
Dividends and Distributions (1)	$77.2
Paid-In-Kind Dividends(1)	1.2
Net Premiums Received from Call Options Written	0.6

Total Distributions and Other Income from Investments	79.0
Expenses
Net Investment Management Fee	(11.9)
Other Expenses	(1.0)
Interest Expense (2)	(13.8)
Preferred Stock Distributions (2)	(4.9)
Income Tax Benefit	6.9

Net Distributable Income (NDI).	$54.3

Weighted Shares Outstanding	112.3
NDI per Weighted Share Outstanding	$0.48

Adjusted NDI per Weighted Share Outstanding (2)(3)	$0.55

Distributions paid per Common Share(4)	$0.55

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Interest expense includes prepayment penalties and accelerated interest related to the redemption of Notes ($5.7 million). Preferred stock distributions include accelerated dividends associated with MRP Shares redemptions ($0.2 million). Adjusted NDI excludes the after-tax-impact of prepayment penalties and accelerated interest related to the redemption of Notes ($3.6 million) and accelerated dividends related to the redemption of MRP Shares ($0.2 million).

(3)	Adjusted NDI includes $3.1 million of consideration received in two mergers that was intended to offset lower quarterly distributions as a result of such transactions. The two transactions were the mergers of Energy Transfer Partners, L.P. and Regency Energy Partners LP, and MarkWest Energy Partners, L.P. and MPLX LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include these amounts in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(4)	The distribution of $0.55 per share for the first quarter was paid on April 15, 2016.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes or MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At February 29, 2016, we had total leverage outstanding of $1,171 million, which represented 39% of total assets and was comprised of $767 million of Notes and $404 million of MRP Shares. At February 29, 2016, we did not have any borrowings outstanding under our Credit Facility or under our unsecured term loan (the “Term Loan”). As of April 22, 2016, we had no borrowings outstanding under either our Credit Facility or Term Loan, and we had $148 million of cash and cash equivalents.

On February 29, 2016, we entered into a new Credit Facility with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018 and a total commitment amount of $150 million. The Credit Facility replaces our $250 million unsecured revolving credit facility that was scheduled to mature on March 4, 2016. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. As a condition precedent to any borrowing under the Credit Facility, our net assets must be in excess of a minimum net asset value threshold determined pursuant to the terms of the Credit Facility. Upon renewal of the Credit Facility, the minimum net asset value threshold was reset to 50% of our net asset value as of February 26, 2016. As of April 22, 2016, we were able to borrow under the Credit Facility because our net asset value was above the current threshold of $797 million.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan. As a condition precedent to any borrowing under the Term Loan, our net assets must be in excess of a minimum net asset value threshold determined pursuant to the terms of the Term Loan. As of April 22, 2016, we were able to borrow under the Term Loan because our net asset value was above the current threshold of $1,884 million.

At February 29, 2016, we had $767 million of Notes outstanding. During the first quarter, we redeemed $264 million of Notes to manage our leverage ratios. The table below sets forth a summary of those redemptions. As of April 22, 2016, we had $767 million of Notes outstanding that mature between 2017 and 2025.

Date of Redemption	Notes Series	Principal Redeemed ($ millions)	Rate	Maturity	Redemption Price
12/14/15	R	$22	3.73%	11/9/17	102.0%
12/14/15	S	53	4.40	11/9/20	102.0
12/14/15	T	35	4.50	11/9/22	102.0
12/14/15	V	70	3.71	5/26/16	100.7
1/20/16	W	10	4.38	5/26/18	106.7
1/28/16	R	3	3.73	11/9/17	102.0
1/28/16	S	7	4.40	11/9/20	102.0
1/28/16	T	5	4.50	11/9/22	102.0
1/28/16	W	21	4.38	5/26/18	102.0
2/18/16	W	38	4.38	5/26/18	102.0

		$264

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

At February 29, 2016, we had $404 million of MRP Shares outstanding. During the first quarter, we redeemed $60 million of MRP Shares to manage our leverage ratios. The table below sets forth a summary of those redemptions. As of April 22, 2016, we had $404 million of MRP Shares outstanding that are subject to mandatory redemption between 2017 and 2022.

Date of Redemption	MRP Shares Series	Liquidation Value Redeemed ($ millions)	Rate	Mandatory Redemption Date	Redemption Price
12/16/15	E	$30	4.25%	4/1/19	100.0%
1/12/16	E	30	4.25	4/1/19	100.0

		$60

On December 16, 2015, FitchRatings downgraded the rating on our MRP Shares to “A” from “AA” and affirmed the existing “AAA” rating assigned to our Notes.

At February 29, 2016, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 364% for debt and 239% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions as well as certain other factors, including our total leverage asset coverage ratio and the basic maintenance amount as stated in our rating agency guidelines.

As of February 29, 2016, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.87%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 170.4%
Equity Investments(1) — 170.4%
Midstream MLP(2) — 156.7%
Arc Logistics Partners LP	2,300	$28,379
Buckeye Partners, L.P.	2,498	160,782
Columbia Pipeline Partners LP	1,289	22,804
Crestwood Equity Partners LP	2,233	20,249
DCP Midstream Partners, LP	6,413	124,474
Enbridge Energy Management, L.L.C.(3)	1,998	33,342
Enbridge Energy Partners, L.P.	2,411	39,981
Energy Transfer Partners, L.P.	10,213	272,374
EnLink Midstream Partners, LP	4,999	45,887
Enterprise Products Partners L.P.	19,710	460,634
EQT Midstream Partners, LP	624	44,671
Global Partners LP	585	7,669
Holly Energy Partners, L.P.	289	8,486
Magellan Midstream Partners, L.P.	2,304	155,673
Midcoast Energy Partners, L.P.	2,294	9,704
MPLX LP	4,628	120,038
ONEOK Partners, L.P.(4)	6,726	197,673
PBF Logistics LP	589	10,311
PennTex Midstream Partners, LP	499	5,100
Phillips 66 Partners LP	199	11,989
Plains All American Pipeline, L.P.(4)	8,373	179,353
Rose Rock Midstream, L.P.	263	2,629
Shell Midstream Partners, L.P.	367	13,047
Spectra Energy Partners, LP	598	27,670
Sprague Resources LP	1,283	22,778
Summit Midstream Partners, LP	1,200	15,144
Sunoco Logistics Partners L.P.	3,264	80,426
Sunoco LP — Unregistered(5)	877	24,474
Tallgrass Energy Partners, LP	1,340	46,941
USD Partners LP	348	2,437
Western Gas Partners, LP	3,724	146,012
Williams Partners L.P.(6)	10,243	201,983

		2,543,114

Midstream Company — 7.5%
Kinder Morgan, Inc.(7)	2,671	48,323
Targa Resources Corp.	2,748	73,870

		122,193

Shipping MLP — 3.0%
Capital Product Partners L.P.	644	2,156
Capital Product Partners L.P. — Class B Units(5)(8)	3,030	16,697
Dynagas LNG Partners LP	831	7,716
Golar LNG Partners LP	1,344	19,624
Teekay Offshore Partners L.P.	517	1,530

		47,723

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
General Partner MLP — 2.8%
Energy Transfer Equity, L.P.(6)	1,410	$9,867
Plains GP Holdings, L.P.(4)(9)	4,152	31,556
Western Gas Equity Partners, LP	141	4,150

		45,573

Other — 0.4%
Clearwater Trust (4)(5)(10)	N/A	110
SunCoke Energy Partners, L.P.	851	5,701

		5,811

Total Long-Term Investments (Cost — $2,881,541)		2,764,414

Short-Term Investment — 10.8%
Money Market Fund — 10.8%
J.P. Morgan 100% U.S. Treasury Money Market Fund — Capital Shares, 0.17%(11) (Cost —$175,000)	175,000	175,000

Total Investments — 181.2% (Cost — $3,056,541)		2,939,414

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(12)
Midstream Company
Kinder Morgan, Inc.	$18.00	3/18/16	1,500	(120)
Kinder Morgan, Inc.	18.50	3/18/16	1,500	(86)

Total Call Option Contracts Written (Premiums Received — $251)				(206)

Debt				(767,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(404,000)
Deferred Income Tax Liability				(163,987)
Income Tax Receivable				19,469
Other Liabilities in Excess of Other Assets				(1,155)

Net Assets Applicable to Common Stockholders				$1,622,535

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Dividends are paid-in-kind.

(4)	The Company believes that it is an affiliate of Clearwater Trust, Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). The Company does not believe that it is an affiliate of ONEOK Partners, L.P. See Note 5 — Agreements and Affiliations.

(5)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(6)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”).

(7)	Security or a portion thereof is segregated as collateral on option contracts written.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(8)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21975 per unit for the first quarter.

(9)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

(10)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

(11)	The rate indicated is the current yield as of February 29, 2016.

(12)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2016

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,734,274)	$2,553,395
Affiliated (Cost — $147,267)	211,019
Short-term investments (Cost — $175,000)	175,000

Total investments (Cost — $3,056,541)	2,939,414
Cash	4,101
Deposits with brokers	250
Receivable for securities sold	945
Dividends and distributions receivable	4,240
Income tax receivable	19,469
Deferred debt and preferred stock offering costs and other assets	10,743

Total Assets	2,979,162

LIABILITIES
Investment management fee payable	11,949
Accrued directors’ fees and expenses	137
Call option contracts written (Premiums received — $251)	206
Accrued expenses and other liabilities	9,348
Deferred income tax liability	163,987
Notes	767,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (16,160,000 shares issued and outstanding)	404,000

Total Liabilities	1,356,627

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,622,535

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (112,644,583 shares issued and outstanding, 183,840,000 shares authorized)	$113
Paid-in capital	2,372,037
Accumulated net investment loss, net of income taxes, less dividends	(1,435,958)
Accumulated realized gains, net of income taxes	760,864
Net unrealized losses, net of income taxes	(74,521)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,622,535

NET ASSET VALUE PER COMMON SHARE	$14.40

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2016

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$70,411
Affiliated investments	6,824

Total dividends and distributions	77,235
Return of capital	(67,161)
Distributions in excess of cost basis	(726)

Total Investment Income	9,348

Expenses
Investment management fees	11,949
Administration fees	307
Professional fees	168
Directors’ fees and expenses	136
Reports to stockholders	113
Custodian fees	67
Insurance	52
Other expenses	179

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	12,971
Interest expense including and amortization and write-off of offering costs	14,709
Distributions on mandatory redeemable preferred stock including amortization and write-off of offering costs	5,794

Total expenses — before taxes	33,474

Net Investment Loss — Before Taxes	(24,126)
Current income tax expense	(1,270)
Deferred income tax benefit	8,132

Net Investment Loss	(17,264)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	115,700
Options	355
Current income tax benefit	7,876
Deferred income tax expense	(50,422)

Net Realized Gains	73,509

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(793,849)
Investments — affiliated	(41,891)
Options	45
Deferred income tax benefit	306,366

Net Change in Unrealized Gains (Losses)	(529,329)

Net Realized and Unrealized Gains (Losses)	(455,820)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(473,084)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
OPERATIONS
Net investment loss, net of tax(1)	$(17,264)		$(58,462)
Net realized gains (losses), net of tax	73,509		(45,613)
Net change in unrealized gains (losses), net of tax	(529,329)		(1,549,027)

Net Decrease in Net Assets Resulting from Operations	(473,084)		(1,653,102)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(61,705	)(2)	(237,809	)(3)
Distributions — return of capital	—	(2)	(52,871	)(3)

Dividends and Distributions to Common Stockholders	(61,705)		(290,680)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 665,037 and 811,419 shares of common stock, respectively	10,036	(4)	29,388
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(609)
Issuance of 454,534 and 1,035,258 shares of common stock from reinvestment of dividends and distributions, respectively	5,686		29,783

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	15,722		58,562

Total Decrease in Net Assets Applicable to Common Stockholders	(519,067)		(1,885,220)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,141,602		4,026,822

End of period	$1,622,535		$2,141,602

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. The distributions in the amount of $4,910 paid to holders of MRP Shares during the three months ended February 29, 2016 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $23,251 paid to holders of MRP Shares for the fiscal year ended November 30, 2015 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	The characterization of the distributions paid to common stockholders for the three months ended February 29, 2016 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2015 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2016

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(473,084)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	67,161
Distributions in excess of cost basis	726
Net realized gains	(116,055)
Net change in unrealized gains	835,695
Purchase of long-term investments	(44,038)
Proceeds from sale of long-term investments	418,435
Purchase of short-term investments	(175,000)
Decrease in deposits with brokers	1
Decrease in receivable for securities sold	7,436
Increase in interest, dividends and distributions receivable	(3,177)
Increase in income tax receivable	(6,609)
Amortization and write-off of deferred debt offering costs	1,151
Amortization and write-off of mandatory redeemable preferred stock offering costs	883
Decrease in other assets	23
Decrease in payable for securities purchased	(6,141)
Decrease in investment management fee payable	(4,063)
Increase in accrued directors’ fees and expenses	13
Increase in premiums received on call option contracts written	251
Decrease in accrued expenses and other liabilities	(11,983)
Decrease in deferred income tax liability	(264,076)

Net Cash Provided by Operating Activities	227,549

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of shares of common stock	10,036
Redemption of notes	(264,000)
Redemption of mandatory redeemable preferred stock	(60,000)
Costs associated with renewal of credit facility	(1,202)
Cash distributions paid to common stockholders	(56,019)

Net Cash Used in Financing Activities	(371,185)

NET DECREASE IN CASH	(143,636)
CASH — BEGINNING OF PERIOD	147,737

CASH — END OF PERIOD	$4,101

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $5,686 pursuant to the Company’s dividend reinvestment plan.

During the three months ended February 29, 2016, interest paid related to debt obligations was $25,260 and income tax paid was $3.

The Company received $1,161 of paid-in-kind dividends during the three months ended February 29, 2016. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended November 30,
			2015	2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20		$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.16)		(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	(4.08)		(14.39)	5.64	8.72

Total income (loss) from operations	(4.24)		(14.92)	4.88	7.99

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(0.55)		(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	—		(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(0.55)		(2.63)	(2.53)	(2.29)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—
Effect of issuance of common stock	—		0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	(0.01)		0.01	—	—

Total capital stock transactions	(0.01)		0.04	0.06	0.09

Net asset value, end of period	$14.40		$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$15.31		$18.23	$38.14	$37.23

Total investment return based on common stock market value(4)	(12.3	)%(5)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(6)	(21.7	)%(5)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,622,535		$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.6%		2.6%	2.4%	2.4%
Other expenses	0.2		0.1	0.1	0.1

Subtotal	2.8		2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.3	(8)	2.4	1.8	2.1
Income tax expense(9)	—		—	8.3	14.4

Total expenses	6.1%		5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(2.7	)%(8)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(25.6	)%(5)	(51.7)%	13.2%	24.3%
Portfolio turnover rate	1.3	%(5)	17.1%	17.6%	21.2%
Average net assets	$1,846,172		$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period	$767,000		$1,031,000	$1,435,000	$1,175,000
Credit facility outstanding, end of period	$—		$—	$—	$69,000
Term loan outstanding, end of period	$—		$—	$51,000	$—
Auction rate preferred stock, end of period	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period	$404,000		$464,000	$524,000	$449,000
Average shares of common stock outstanding	112,283,273		110,809,350	107,305,514	94,658,194
Asset coverage of total debt(10)	364.2%		352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(11)	238.6%		243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$7.61		$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50

Total income (loss) from operations	3.56	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	(0.01)

Common dividends(3)	(1.54)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05

Total capital stock transactions	0.03	0.10	0.18	0.17

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43

Total investment return based on common stock market value(4)	19.3%	5.6%	26.0%	103.0%
Total investment return based on net asset value(6)	13.4%	8.7%	43.2%	51.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.2	0.4

Subtotal	2.6	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9	2.5
Income tax expense(9)	7.2	4.8	20.5	25.4

Total expenses	12.2%	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period	$890,000	$775,000	$620,000	$370,000
Credit facility outstanding, end of period	$19,000	$—	$—	$—
Term loan outstanding, end of period	$—	$—	$—	$—
Auction rate preferred stock, end of period	$—	$—	$—	$75,000
Mandatory redeemable preferred stock, end of period	$374,000	$260,000	$160,000	$—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(10)	418.5%	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(11)	296.5%	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70	$6.79

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008	2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$30.08	$28.99	$25.07
Net investment income (loss)(2)	(0.73)	(0.73)	(0.62)
Net realized and unrealized gain (loss)	(12.56)	3.58	6.39

Total income (loss) from operations	(13.29)	2.85	5.77

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.10)

Common dividends(3)	—	(0.09)	—
Common distributions — return of capital(3)	(1.99)	(1.84)	(1.75)

Total dividends and distributions — common	(1.99)	(1.93)	(1.75)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	—	0.26	—
Effect of shares issued in reinvestment of distributions	0.04	0.01	—

Total capital stock transactions	0.04	0.27	—

Net asset value, end of period	$14.74	$30.08	$28.99

Market value per share of common stock, end of period	$13.37	$28.27	$31.39

Total investment return based on common stock market value(4)	(48.8)%	(4.4)%	37.9%
Total investment return based on net asset value(6)	(46.9)%	10.2%	23.6%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%	2.3%	3.2%
Other expenses	0.3	0.2	0.2

Subtotal	2.5	2.5	3.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.4	2.3	1.7
Income tax expense(9)	—	3.5	13.8

Total expenses	5.9%	8.3%	18.9%

Ratio of net investment income (loss) to average net assets(2)	(2.8)%	(2.3)%	(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%
Portfolio turnover rate	6.7%	10.6%	10.0%
Average net assets	$1,143,192	$1,302,425	$986,908
Notes outstanding, end of period	$304,000	$505,000	$320,000
Credit facility outstanding, end of period	$—	$97,000	$17,000
Term loan outstanding, end of period	$—	$—	$—
Auction rate preferred stock, end of period	$75,000	$75,000	$75,000
Mandatory redeemable preferred stock, end of period	$—	$—	$—
Average shares of common stock outstanding	43,671,666	41,134,949	37,638,314
Asset coverage of total debt(10)	338.9%	328.4%	449.7%
Asset coverage of total leverage (debt and preferred stock)(11)	271.8%	292.0%	367.8%
Average amount of borrowings per share of common stock during the period(1)	$11.52	$12.14	$8.53

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the three months ended February 29, 2016 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the purpose of annualizing these ratios, make whole premiums, accelerated interest, and the write-off of issuance costs related to the redemptions of Notes and MRP Shares have not been annualized.

(9)	For the three months ended February 29, 2016, and for the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $270,682 (14.7% of average net assets — not annualized), $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 29, 2016, the Company held 2.5% of its net assets applicable to common stockholders (1.4% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $41,281. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 29, 2016, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2015, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the three months ended February 29, 2016, the Company estimated $67,161 of return of capital and $726 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

For the Three Months Ended February 29, 2016
Return of capital portion of dividends and distributions received	87%
Return of capital — attributable to net realized gains (losses)	$3,959
Return of capital — attributable to net change in unrealized gains (losses)	63,202

Total return of capital	$67,161

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 29, 2016, the Company received $1,161 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the three months ended February 29, 2016 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2011 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Company will adopt these changes in fiscal 2017 when they become effective.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 29, 2016, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$2,764,414	$2,691,577	$31,556	(1)	$41,281
Short-term investments	175,000	175,000	—		—

Total assets at fair value	$2,939,414	$2,866,577	$31,556		$41,281

Liabilities at Fair Value
Call option contracts written	$206	$—	$206		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the three months ended February 29, 2016, there were no transfers between Level 1 and Level 2.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of February 29, 2016, the Company had Notes outstanding with aggregate principal amount of $767,000 and 16,160,000 shares of MRP Shares outstanding with a total liquidation value of $404,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $404,000 of MRP Shares, Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($767,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 29, 2016, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series W, Y through GG and II through OO)	$767,000	$787,000
MRP Shares (Series A, B, C, H and I)	$229,000	$236,400
MRP Shares (Series F and G)	$175,000	$176,950

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 29, 2016.

Equity Investments
Balance — November 30, 2015	$21,926
Purchases	25,001
Issuances	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(5,646)

Balance — February 29, 2016	$41,281

The purchase of $25,001 relates to the Company’s investments in Sunoco LP that was made in December 2015.

The $5,646 of net unrealized losses relates to investments that are still held at February 29, 2016, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value its interest in Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 29, 2016:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$24,474	- Discount to publicly-traded	- Current discount	7.2%	7.2%	7.2%
public companies		securities
(PIPE) – valued based on a discount to market value
Equity securities of	16,697	- Convertible pricing model	- Credit spread	11.0%	12.0%	11.5%
public companies – valued based on pricing model			- Volatility - Discount for marketability	45.0% 10.0%	50.0% 10.0%	47.5% 10.0%

Equity securities of	110	- Discounted cash flow	- Equity rate of return	35%	35%	35%
private trust

Total	$41,281

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 29, 2016, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	95.6%
Midstream Energy Companies	99.8%
Largest single issuer	16.7%
Restricted securities	2.6%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. On March 9, 2016, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the three months ended February 29, 2016, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Clearwater Trust — At February 29, 2016, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. during December of 2015. ONEOK, Inc. is the general partner of ONEOK Partners, L.P. Despite Mr. McCarthy’s participation on the board of ONEOK, Inc., the Company does not believe it is an affiliate of ONEOK, Inc. or ONEOK Partners, L.P. because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the three months ended February 29, 2016, the Company paid $3 of state income taxes. As of February 29, 2016, the components of the Company’s tax assets and liabilities are as follows.

Income tax receivable	$19,469
Deferred tax assets:
Net operating loss carryforwards — Federal	$73,830
Net operating loss carryforwards — State	6,405
AMT credit carryforwards	2,862
Deferred tax liabilities:
Net unrealized gains on investment securities	(247,084)

Total deferred income tax liability, net	$(163,987)

During the three months ended February 29, 2016, the Company generated a federal taxable loss of $53,207. In addition, the Company generated a federal capital loss of approximately $125,142 which can be carried back to the three preceding tax years. It is anticipated that this federal capital loss will be carried back to offset prior capital gains (and also reduce alternative minimum taxable income) which would result in a federal refund of approximately $19,298. Similarly, it is anticipated that state tax refunds will be claimed as applicable. At February 29, 2016, the Company had a state income tax receivable of $171. It is anticipated the carryback claims will be filed upon the filing of the November 30, 2016 federal and state tax returns in August 2017.

At February 29, 2016, the Company had a federal net operating loss carryforward of $216,126 (deferred tax asset of $73,830). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward has an expiration date of 2035. In addition, the Company has state net operating loss carryforwards of $250,794 (deferred tax asset of $6,405). The majority of the state net operating loss carryforwards expires during 2035.

At February 29, 2016, the Company had alternative minimum tax (“AMT”) credit carryforwards of $2,862. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 29, 2016
Computed federal income tax benefit at 35%	$260,318
State income tax benefit, net of federal tax	12,257
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(1,893)

Total income tax benefit	$270,682

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 29, 2016, the Company reduced its tax cost basis by $253,139 due to its fiscal 2015 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective for the fiscal year beginning December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $47,752 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $11,938 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. During the three months ended February 29, 2016, the Company generated a taxable loss, and as such, was not subject to a current year tax liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

At February 29, 2016, the cost basis of investments for federal income tax purposes was $2,330,561. The cost basis for federal income tax purposes is $725,980 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 29, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$868,568
Gross unrealized depreciation of investments (including options)	(259,669)

Net unrealized appreciation of investments	$608,899

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale. At February 29, 2016, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P.	(2)	(3)	4,152	$12,866	$31,556	$7.60	1.9%	1.2%

Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$19,383	$16,697	$5.51	1.0%	0.6%
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,731	110	N/A	—	—
Sunoco LP
Common Units	12/3/15	(5)	877	24,369	24,474	27.90	1.5	0.8

Total				$46,483	$41,281		2.5%	1.4%

Total of all restricted securities				$59,349	$72,837		4.4%	2.6%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(3)	The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 29, 2016 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	—	$—
Options written	6,980	655
Options subsequently repurchased(1)	(3,980)	(404)
Options exercised	—	—
Options expired	—	—

Options outstanding at February 29, 2016(2)	3,000	$251

(1)	The price at which the Company subsequently repurchased the options was $49 which resulted in net realized gains of $355.

(2)	The percentage of long-term investments subject to call options written was 0.2% at February 29, 2016.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of February 29, 2016, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 29, 2016
Call options written	Call option contracts written	$(206)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Three Months Ended February 29, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$355	$45

9.    Investment Transactions

For the three months ended February 29, 2016, the Company purchased and sold securities in the amounts of $44,038 and $418,435 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

On February 29, 2016, the Company entered into a new $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The Credit Facility replaces the Company’s $250,000 unsecured revolving credit facility that was scheduled to mature on March 4, 2016. Under the terms of the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Commitments under the Credit Facility are available, subject to the compliance with the terms of the Credit Facility, including a condition to borrowing that the net assets must be in excess of a minimum net asset value threshold ($795,995 as of February 29, 2016).

At February 29, 2016, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. Under the terms of the Term Loan the Company is unable to borrow unless its net assets exceed a minimum net asset threshold ($1,882,088 as of February 29, 2016). As of February 29, 2016, the Company had no outstanding borrowings under the Term Loan and was unable to borrow under the Term Loan because its net asset value was below the minimum net asset threshold. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed.

As of February 29, 2016, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.    Notes

At February 29, 2016, the Company had $767,000 aggregate principal amount of Notes outstanding. During the first quarter, the Company redeemed $264,000 of Notes. The table below sets forth a summary of those redemptions.

Date of Redemption	Series	Principal Redeemed	Redemption Price
12/14/15	R	$22,000	102.0%
12/14/15	S	52,800	102.0
12/14/15	T	35,200	102.0
12/14/15	V	70,000	100.7
1/20/16	W	10,000	106.7
1/28/16	R	3,000	102.0
1/28/16	S	7,200	102.0
1/28/16	T	4,800	102.0
1/28/16	W	21,000	102.0
2/18/16	W	38,000	102.0

		$264,000

The table below sets forth the key terms of each series of Notes outstanding at February 29, 2016.

Series	Principal Outstanding, November 30, 2015	Principal Redeemed	Principal Outstanding, February 29, 2016	Estimated Fair Value February 29, 2016	Fixed/Floating Interest Rate	Maturity Date
R	$25,000	$(25,000)	$—	$—	3.73%	11/9/17
S	60,000	(60,000)	—	—	4.40%	11/9/20
T	40,000	(40,000)	—	—	4.50%	11/9/22
V	70,000	(70,000)	—	—	3.71%	5/26/16
W	100,000	(69,000)	31,000	32,600	4.38%	5/26/18
Y	20,000	—	20,000	20,300	2.91%	5/3/17
Z	15,000	—	15,000	15,500	3.39%	5/3/19
AA	15,000	—	15,000	15,600	3.56%	5/3/20
BB	35,000	—	35,000	36,700	3.77%	5/3/21
CC	76,000	—	76,000	80,000	3.95%	5/3/22
DD	75,000	—	75,000	75,800	2.74%	4/16/19
EE	50,000	—	50,000	51,100	3.20%	4/16/21
FF	65,000	—	65,000	66,700	3.57%	4/16/23
GG	45,000	—	45,000	45,900	3.67%	4/16/25
II	30,000	—	30,000	30,400	2.88%	7/30/19
JJ	30,000	—	30,000	31,000	3.46%	7/30/21
KK	80,000	—	80,000	83,900	3.93%	7/30/24
LL	50,000	—	50,000	50,400	2.89%	10/29/20
MM	40,000	—	40,000	40,400	3.26%	10/29/22
NN	20,000	—	20,000	20,200	3.37%	10/29/23
OO	90,000	—	90,000	90,500	3.46%	10/29/24

	$1,031,000	$(264,000)	$767,000	$787,000

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of February 29, 2016, the weighted average interest rate on the outstanding Notes was 3.46%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of February 29, 2016, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 29, 2016, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At February 29, 2016, the Company had 16,160,000 shares of MRP Shares outstanding, with a total liquidation value of $404,000 ($25.00 per share). On December 16, 2015 and on January 12, 2016, the Company redeemed a total of 2,400,000 shares of its Series E MRP Shares at a redemption price equal to the liquidation value plus accumulated unpaid dividends. The table below sets forth the key terms of each series of the MRP Shares at February 29, 2016.

Series	Liquidation Value November 30, 2015	Liquidation Value Redeemed	Liquidation Value February 29, 2016	Estimated Fair Value February 29, 2016	Rate	Mandatory Redemption Date
A	$104,000	$—	$104,000	$107,100	5.57%	5/7/17
B	8,000	—	8,000	8,200	4.53%	11/9/17
C	42,000	—	42,000	45,100	5.20%	11/9/20
E	60,000	(60,000)	—	—	4.25%	4/1/19
F(1)	125,000	—	125,000	125,550	3.50%	4/15/20
G(2)	50,000	—	50,000	51,400	4.60%	10/1/21
H	50,000	—	50,000	51,100	4.06%	7/30/21
I	25,000	—	25,000	24,900	3.86%	10/29/22

	$464,000	$(60,000)	$404,000	$413,350

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.11 as of February 29, 2016.
(2)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.70 as of February 29, 2016.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

On December 16, 2015, FitchRatings downgraded the rating on the Company’s MRP Shares to “A” from “AA”. The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series F and G
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 29, 2016, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At February 29, 2016, the Company had 183,840,000 shares of common stock authorized and 112,644,583 shares outstanding. On December 17, 2015, KAFA agreed to purchase $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.09 per share) which represents a 9.2% premium to the closing market price. The 665,037 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of February 29, 2016, KACALP owned 285,929 shares of the Company. Transactions in common shares for the three months ended February 29, 2016 were as follows:

Shares outstanding at November 30, 2015	111,525,012
Shares issued in connection with purchase by investment advisor	665,037
Shares issued through reinvestment of distributions	454,534

Shares outstanding at February 29, 2016	112,644,583

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

14.    Subsequent Events

On March 9, 2016, the Company declared its quarterly distribution of $0.55 per common share for the first quarter. The total distribution of $61,955 was paid April 15, 2016. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,861 was reinvested into the Company through the issuance of 378,629 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.